SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                             Reported):May 26, 1999

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                         333-9532                   13-3836437
(State or Other Jurisdiction   (Commission               (I.R.S. Employer
of Incorporation)              File Number)              Identification No.)

245 Park Avenue
New York, New York                                          10167
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (212) 272-4095





Item 5.  Other Events.

Filing of the Sale and Servicing Agreement, the Trust Agreement, the Indenture, the Home Loan Purchase Agreement and the Administration Agreement

         In connection with the offering of the United National Bank Home Loan Owner Trust 1999-1 Home Loan Asset-Backed Notes, Series 1999-1, on March 26, 1999, Bear Stearns Asset Backed Securities, Inc. (the "Depositor") entered into
(i) a Sale and Servicing Agreement dated as of March 1, 1999 (the "Sale and Servicing Agreement"), by and among the Depositor, as depositor, United National Home Loan Owner Trust 1999-1, as Issuer (the "Issuer"), United National Bank, as Seller (the "Seller"), Advanta Mortgage Corp. USA, as Servicer and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee"), (ii) a Trust Agreement dated as of March 1, 1999 (the "Trust Agreement"), by and among the Depositor, Wilmington Trust Company, as Owner Trustee and U.S. Bank National Association, as Co-Owner Trustee, (iii) an Indenture dated as of March 1, 1999 (the "Indenture"), between the Issuer and Indenture Trustee, (iv) a Home Loan Purchase Agreement dated as of March 1, 1999 (the "Purchase Agreement"), between the Seller and Depositor, and (v) a Administration Agreement dated as of March 1, 1999 (the "Administration Agreement"), by and among the Issuer, U.S. Bank
National Association, as Administrator and United National Bank, as Co-Administrator. The Trust Agreement is annexed hereto as Exhibit 4.1, the Indenture is annexed hereto as Exhibit 4.2, the Sale and Servicing Agreement is annexed hereto as Exhibit 10.1, the Administration Agreement is annexed hereto as Exhibit 10.2 and the Purchase Agreement is annexed hereto as Exhibit 10.3.

Item 7.  Financial Statements, Pro Forma Financial

         (c)   Exhibits

               The following are filed herewith. The exhibit numbers correspond with Item 601 of Regulations S-K.

                 Exhibit No.                      Description

                      4.1                         Trust Agreement

                      4.2                         Indenture

                     10.1                         Sale and Servicing Agreement

                     10.2                         Administration Agreement

                     10.3                         Home Loan Purchase Agreement





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BEAR STEARNS ASSET BACKED
                                            SECURITIES, INC.



                                          By:  /s/ Matthew E. Perkins
                                                   Name:  Matthew E. Perkins
                                                   Title:    Vice President

Dated:  April 16, 1999





Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----
   4.1                         Trust Agreement                          [   ]
   4.2                         Indenture                                [   ]
  10.1                         Sale and Servicing Agreement             [   ]
  10.2                         Administration Agreement                 [   ]
  10.3                         Home Loan Purchase Agreement             [   ]